OptimumBank Holdings, Inc.

June 30, 2026

(NYSE American: OPHC)

Released on July 24, 2026

This presentation contains preliminary financial results for the second quarter of 2026, that are unaudited and subject to completion of quarter-end reporting and adjustment process. Complete unaudited financial statements will be provided in our Form 10-Q .

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
CEO,
Chairman of the Board

- **Chief Executive Officer of the OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since May 2026**
- Director of OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010
- Chief Executive Officer of Strawberry Fields REIT (NYSE: STRW), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Braden Smith
President

- **President for the Company since May 2026**
- **20+ years of banking experience** having previously served as Chief Consumer Banking Officer and Chief Business Development Officer of Amerant Bank
- Executive Vice President of Wintrust Financial Corporation 2009-2024
- Graduate of Rochester Institute of Technology, with a BS in Finance 1996

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant

Business Evolution and Milestones

2000
OptimumBank.com opened for business in Plantation, Florida

2004
Deerfield branch is opened

2004
Bank changed name to **OptimumBank**

2004
Fort Lauderdale branch is opened

2006
OptimumBank Holdings, Inc. began trading on NASDAQ

2020
Bank celebrated its 20-year anniversary

2022
Growth to over $585 million in assets

2023
Growth to over $791 million in assets

2024
Growth to $933 million in assets
Opened North Miami Beach branch
OptimumBank Holdings, Inc. began trading on **NYSE American**

2025
Bank celebrated 25-year anniversary
Growth to over $1.1 billion in assets

2026
Growth to over $1.4 billion in assets. OptimumFunding, LLC and OptimumFinance, LLC formed.

OptimumBank Holdings, Inc. Overview – as of 2Q 2026

Holding Company for OptimumBank

$1.40 Billion in Total Assets

- 99% Net Loans / Deposits ratio
- $1.217 billion Gross loan portfolio
- $1.214 billion Deposits

NYSE American: OPHC

- Total common shares outstanding: 23,799,136 (1)
- Stock price / Tangible book value: 1.03 (2)

3 Locations

- Headquarters in Fort Lauderdale, Florida
- Deerfield branch
- North Miami Beach branch

Profitability – Q2 2026

- ROAE (GAAP): 20.34%
- ROAE Core(3): 26.90%
- Net interest margin: 4.57%

(1) Total common shares consist of 12,340,785 common shares outstanding- voting, plus 11,458,351 common shares outstanding- nonvoting
(2) Tangible book value per diluted share of $5.65 and closing stock market price of $5.84 per share at June 30, 2026.
(3) Non-GAAP measure, see appendix for reconciliation to GAAP.

Second Quarter 2026 Highlights

- Total assets increased $132.2 million, or 10.4%, in 2Q26 to $1.4 billion, and increased $401.8 million, or 40.2%, from June 30, 2025
- Net Income: $6.7 million, up $2.0 million or 42.7% from 1Q26, and up $3.1 million, or 84.8% from 2Q25
- Earnings per Share: $0.40 (basic)/$0.28 (diluted)(1), compared to $0.39 (basic)/$0.20 (diluted)(1) in 1Q26 and $0.31 (basic)/$0.29 (diluted)(1) in 2Q25
- Pre-tax, Pre-provision earnings(2): $8.8 million, up $1.8 million, or 26.3%, from 1Q26 and up approximately $2.9 million, or 49.3%, from 2Q25
- Tangible Book Value of $134.4 million, equaling $5.65(3) per diluted share at June 30, 2026, up $0.28 per diluted share, or 5.2%, from March 31, 2026, and up $0.89 per diluted share, or 18.7%, from June 30, 2025
- Net interest margin ("NIM"): 4.57% for 2Q26, up 8 basis points from 1Q26 and up 25 basis points from 2Q25
- Net interest income: $14.7 million, up $1.5 million, or 11.4%, from 1Q26 and up approximately $4.5 million, or 43.5%, from 2Q25
- Noninterest income: $2.5 million, up $0.7 million, or 39.3%, from 1Q26 and up approximately $0.7 million, or 35.6%, from 2Q25
- Total Net Loans: $1.2 billion at June 30, 2026, up $125.8 million, or 11.7%, from March 31, 2026, and up approximately $429.8 million, or 55.5%, from June 30, 2025
- Total Deposits: $1.2 billion at June 30, 2026, up $121.1 million, or 11.1%, from March 31, 2026, and up approximately $335.2 million, or 38.1%, from June 30, 2025
- Bank Tier 1 Leverage Ratio: 10.54% at June 30, 2026, a decline of 20 basis points from the prior quarter in line with strong asset growth

(1) Diluted EPS includes 23,643,655 of average diluted shares outstanding. This includes average common shares outstanding (voting) of 12,106,067 shares, average common shares outstanding (nonvoting) of 2,157,235 shares, and the dilutive effect of converting preferred shares to common shares, for an average of 9,380,353 shares. In Q2 2026, the Company exchanged all outstanding shares of Preferred Stock for nonvoting common stock. The preferred stock was previously reflected in the Company's fully diluted share count.
(2) Non-GAAP measure, see appendix for reconciliation to GAAP.
(3) Diluted shares consist of 12,340,785 common shares voting outstanding, plus 11,458,351 common shares nonvoting.

OPTIMUMBANK HOLDINGS, INC.

Florida Market Trends and Advantages

GDP[1]

- Florida has a Real GDP of $1.4 trillion
- Florida's Real GDP growth is ranked second in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP of $533.7 billion, growing 8.8% vs 2.9% for US 2019-2023

Population & Employment[2]

- Florida is the 3rd most populous state, with 23.3 million people
- Florida is growing at 1.7% annually, 3 times the national average of 0.6%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- Unemployment rate of 3.7%, versus national average of 4.2%

Real Estate[3]

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general, and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth


Beach
Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

(1) Sources: U.S. Bureau of Economic Analysis (BEA) as of March 31, 2025 and The Capitalist Florida Economic Forecast 2025 as of Feb. 2025
(2) Sources: The Florida Legislature Office of Economic and Demographic Research as of June 30, 2025 and U.S Bureau of Labor Statistics, Employment Situation Report as of April 2025
(3) Source: Miami Realtors Southeast Florida Housing Outlook 2025-2026

Our History, Transformation and Significant Growth and Expansion

Employee Count


48
60
73
98
114
2022
2023
2024
2025
2Q26

Total Assets ($000)


28.33% CAGR
$585,219
$791,254
$932,933
$1,111,678
$1,400,937
2022
2023
2024
2025
2Q26

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened

Profitability Improvement

Net Interest Margin (%)


3.53
3.75
3.83
4.28
4.57
2022
2023
2024
2025
2Q26

Net Income Core: Pre-tax, Pre-provision Earnings ($000) (1)

As of June 2026 YTD, $15,769 (annualized $31,799)


$8,858
$12,504
$19,853
$24,207
$31,799
2022
2023
2024
2025
2Q26
Annualized

(1) Non-GAAP measure, see appendix for reconciliation to GAAP.

OPTIMUMBANK HOLDINGS, INC.

Notable Growth and Momentum Across all Areas

Lending

Gross Loans ($000)

December 31, 2022-June 30, 2026, Gross Loans CAGR



30.19% CAGR
$483,378
$680,071
$804,240
$958,793
$1,217,083
2022
2023
2024
2025
2Q26

Deposits

Total Deposits ($000)

December 31, 2022-June 30, 2026, Deposits CAGR



28.27% CAGR
$507,899
$639,581
$772,195
$931,750
$1,214,045
2022
2023
2024
2025
2Q26

Noninterest Income

Total Noninterest Income ($000)

December 31, 2022-June 30, 2026, Noninterest Income CAGR
As of June 2026 YTD, $4,269 (annualized $8,609)



35.68% CAGR
$2,960
$3,452
$4,623
$6,774
$8,609
2022
2023
2024
2025
YTD Annualized

Composition as of June 30, 2026



Consumer, 6.85%
Residential, 6.43%
Commercial, 4.22%
Multi-Family, 4.32%
Land and Construction, 3.80%
Commercial Real Estate, 74.37%

Yield on Loans (YTD):	7.11%



Time Deposits, 42%
IB Now & MMA Deposits, 32%
NIB Deposits, 26%

Cost of IB Deposits (YTD):	3.23%



Loan Fees, 35.52%
Deposit Account Fees, 19.29%
Wire / ACH Fees, 45.19%

OptimumBank Holdings, Inc.

Strong Core Deposit Franchise

$1,214,045,000	• Total Deposits
$319,375,000	• Noninterest Bearing Deposits
3.23%	• Cost of Total Interest-Bearing Deposits [1]

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



4.53%, North Miami Beach (2)
9.72%, Deerfield
85.75%, Ft Lauderdale
Ft Lauderdale
Deerfield
North Miami Beach

(1) YTD, Annualized
(2) North Miami Beach branch opened on July 8, 2024

Credit and Capital Trends

Allowance for Credit Losses / Loans (%)


1.20%
1.13%
1.08%
1.07%
0.91%
1.27%
2022
2023
2024
2025
OPTIMUMBANK
National Peers (1)

Non-Performing Assets / Total Assets (%)


0.00%
0.13%
0.81%
0.32%
0.22%
0.62%
2022
2023
2024
2025
2Q26
OPTIMUMBANK
National Peers (1)

Net Charge Offs / Average Loans (%)


0.21%
0.38%
0.19%
0.04%
0.00%
0.20%
2022
2023
2024
2025
OPTIMUMBANK
National Peers (1)

Tier 1 Leverage Ratio


11.29%
10.00%
10.91%
11.39%
10.54%
2022
2023
2024
2025
2Q26

(1) Peers consist of 49 publicly traded U.S. banks as of March 31, 2026, with total assets less between $366 million to $3 billion.

OPTIMUMBANK HOLDINGS, INC.

Loan Detail

Industry Classification Breakdown
(as of June 30, 2026)



Commercial, 4.22%
Consumer, 6.85%
Residential, 6.43%
Multi-family, 4.32%
Land and Construction, 3.80%
Commercial Real Estate, 74.37%

Loan Growth by Loan Portfolio
(December 31, 2022-June 30, 2026)



Commercial
895%
Land and Construction
168%
Consumer
175%
Residential Real Estate
55%
Multi-Family Real Estate
-24%
Commercial Real Estate
191%
2022
2023
2024
2025
2026

Loan Balances ($000)	2022	2023	2024	2025	2026
Commercial Real Estate	$310,695	$422,680	$485,671	$666,508	$ 905,174
Multi-Family Real Estate	$ 69,555	$ 67,498	$ 64,001	$ 65,693	$ 52,551
Residential Real Estate	$ 50,354	$ 71,400	$ 74,064	$ 74,018	$ 78,268
Consumer	$ 30,323	$ 44,023	$ 50,399	$ 68,166	$ 83,411
Land and Construction	$ 17,286	$ 32,600	$ 77,295	$ 36,212	$ 46,290
Commercial	$ 5,165	$ 41,870	$ 52,810	$ 48,196	$ 51,389
					$ 1,217,083

Strong Liquidity and Deposit Growth Trends

- $172MM of Available On Balance Sheet Liquidity
  - Including Cash and unpledged Investments Available for Sale
  - Liquid assets as a percent of deposits is 14.2%
  - Liquid assets as a percent of total assets is 12.3%

- $491MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- AOCI Impact is Minimal to Equity (~3.6%)
  - HTM securities only amount to $208K of the $26.85 million investment portfolio

- Deposit Portfolio Quality
  - Deposit Composition
    - Noninterest bearing DDA balances represent 26.3% of total deposits
    - Customer transaction account balances represent 34.7% of total deposits
  - Deposit Growth
    - From December 31, 2025, to June 30, 2026, deposits grew 30.3%
    - From June 30, 2025, to June 30, 2026, deposits grew 38.1%

Go-Forward Focus

Strategic

- Establish and grow new subsidiary with bridge-to-HUD financing and FHA/HUD loan origination capabilities
- Ramp up of fee-based income business (SBA and Treasury Management)
- Further refine our Concierge Relationship Banking Program for business owners/operators
- Through OptimumFinance LLC, expand the company's commercial real estate lending capabilities through flexible bridge and transitional financing solutions

Financial Outlook

- Continued growth in Fee Income
- Manage/maintain Net Interest Margin in varying interest rate environments
- Investments in franchise aligned with total revenue growth
- Maintain strong capital position to utilize opportunistically
- Continue double digit percentage growth in TBV

Compelling Investment Opportunity

Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2022 – June 30, 2026


30.19%
11.41%
OPTIMUMBANK
National Peers (1)

Deposit Growth CAGR
December 31, 2022 – June 30, 2026


28.27%
6.41%
(1)
OPTIMUMBANK
National Peers

Per Share Growth Rates

Tangible Book Value Per Diluted Share(2)


$3.44
$3.81
$4.43
$5.18
$5.65
2022
2023
2024
2025
2026

Earnings Per Share - Diluted (2)


$0.29
$0.34
$0.63
$0.71
$0.48
2022
2023
2024
2025
2026 YTD

OptimumBank vs. Broader Bank Universe

Efficiency Ratio


48.79%
68.08%
OPTIMUMBANK
National Peers (1)

Net Interest Margin


4.57%
3.84%
OPTIMUMBANK
National Peers (1)

(1) Peers consist of 49 publicly traded U.S. banks as of March 31, 2026, with total assets less between $366 million to $3 billion.
(2) Diluted EPS includes 23,643,655 of average diluted shares outstanding. This includes average common shares outstanding (voting) of 12,106,067 shares, average common shares outstanding (nonvoting) of 2,157,235 shares, and the dilutive effect of converting Series B and C preferred shares to common shares, for an average of 9,380,353 shares. In Q2 2026, the Company exchanged all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock for nonvoting common stock. The preferred Stock was previously reflected in the Company's fully diluted share count.

Board of Directors

Moishe Gubin
Chairman of the Board

- Chief Executive Officer of the OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since May 2026
- Director of the Company and the Bank since September 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OptimumBank Holdings, Inc.

2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
CEO, Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Braden Smith
President
Phone: (954) 947-2714
Email: bsmith@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com

Reconciliation of Non-GAAP Financial Disclosures

This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). The financial highlights provides reconciliations between GAAP and adjusted financial measures including net earnings, tax adjustments, and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community.

These measures are also useful in understanding performance trends and to facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered as an alternative to GAAP.

GAAP to Non-GAAP Reconciliation

Pre-tax, Pre-provision Earnings

($s in 000s)	2Q 2026	1Q 2026	2Q 2025	2025	2024	2023	2022
Net Income (GAAP)	**$6,655**	**$4,663**	**$3,602**	**$16,648**	**$13,124**	**$6,283**	**$4,023**
Plus: Income Tax Expense	2,183	1,535	1,253	5,523	4,507	2,174	1,369
Plus: Credit Loss Expense	(37)	770	1,040	2,036	2,222	4,047	3,466
Pre-tax, Pre-provision Earnings (Non-GAAP)	**$8,801**	**$6,968**	**$5,895**	**$24,207**	**$19,853**	**$12,504**	**$8,858**

Return on Average Equity (ROAE) and ROAE (Core)

($s in 000s, except percentages)	2Q 2026	1Q 2026	2Q 2025	2025	2024	2023	2022
Net Income (GAAP)	**$6,655**	**$4,663**	**$3,602**	**$16,648**	**$13,124**	**$6,283**	**$4,023**
Average Total Equity	131,228	125,089	109,946	112,277	85,872	65,495	46,802
Return on Average Equity (GAAP)[(1)]	**20.34%**	**15.12%**	**13.10%**	**14.83%**	**15.28%**	**9.59%**	**8.60%**
Pre-tax, Pre-provision Earnings (Non-GAAP)	**8,801**	**6,968**	**5,895**	**24,207**	**19,853**	**12,504**	**8,858**
Average Total Equity	131,228	125,089	109,946	112,277	85,872	65,495	46,802
Return on Average Equity (Core, Non-GAAP)[(1)]	**26.90%**	**22.59%**	**21.45%**	**21.56%**	**23.12%**	**19.09%**	**18.93%**

(1) 2026 quarterly ratios annualized.

OptimumBank Holdings, Inc.

GAAP to Non-GAAP Reconciliation

Tangible Book Value Per Common Share and Diluted Share

($ and number of shares in 000s)	2Q 2026	2Q 2025	12/31/2025	12/31/2024	12/31/2023	12/31/2022
Total Stockholders' (GAAP) and Tangible Common Equity	**$134,380**	**$111,348**	**$121,897**	**$103,184**	**$70,007**	**$62,580**
Common Shares Outstanding - Voting[1] [2]	12,341	11,751	11,534	11,636	7,250	7,059
Common Shares Outstanding - Nonvoting[3]	11,458	-	-	-	-	-
Total Common Shares	**23,799**	**11,751**	**11,534**	**11,636**	**7,250**	**7,059**
Effect of Conversion of Series B Preferred Shares[2][3]	-	11,114	11,114	11,114	11,114	11,114
Effect of Conversion of Series C Preferred Shares[1][3]	-	526	876	526	-	-
Total Diluted Shares	**23,799**	**23,391**	**23,524**	**23,276**	**18,364**	**18,173**
Tangible Book Value per Diluted Share (Non-GAAP)	**$5.65**	**$4.76**	**$5.18**	**$4.43**	**$3.81**	**$3.44**

(1) During the fourth quarter 2025, 350,000 common shares were converted into Series C Convertible Preferred shares.
(2) During the first quarter 2026, 65 shares of Company Series B Convertible Preferred Stock were converted into 531,178 shares of common stock.
(3) During the second quarter of 2026, the Company exchanged all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, for a total of 11,458,351 shares of Nonvoting Common Stock. The preferred stock was previously reflected in the Company's fully diluted share count.

OPTIMUMBANK HOLDINGS, INC.